Lucas Energy, Inc. 8-K

Exhibit 10.6

SHORT TERM PROMISSORY NOTE

US $275,000	March 28, 2016

NOW THEREFORE FOR VALUE RECEIVED, the undersigned, Lucas Energy, Inc., a Nevada corporation (“Lucas”), hereby promises to pay to the order of Alan Dreeban (the “Lender”), the principal sum of Two Hundred and Seventy-Five Thousand Dollars ($275,000), in lawful money of the United States of America, which shall be legal tender, bearing interest and payable as provided herein. This Promissory Note (this “Note” or “Promissory Note”) has an effective date of March 28, 2016 (the “Effective Date”). This Note is entered into to evidence $250,000 loaned by the Lender to Lucas on the Effective Date, plus a 10% original issue discount.

1.     This Note shall not accrue interest unless an Event of Default shall occur hereunder at which time interest shall accrue at the rate of fifteen percent (15%) per annum. This Note is payable on June [ ], 2016, the “Maturity Date”.

2.     As additional consideration for the Lender agreeing to make make the loan evidenced by this Note to Lucas, Lucas agrees to issue to the Lender, upon receipt from the NYSE MKT of the additional listing of such shares, 15,000 shares of the Company’s restricted common stock (the “Shares”).

3.     This Note may be prepaid in whole or in part, at any time and from time to time, without premium or penalty.

4.     If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which national banks are not open for business, such payment shall be made on the next succeeding business day.

5.     This Note shall be binding upon Lucas and inure to the benefit of the Lender named herein and Lender’s respective successors and assigns.

6.     Notwithstanding anything to the contrary in this Note or any other agreement entered into in connection herewith, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and any other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under this Note or otherwise in connection with this loan transaction, shall under no circumstances exceed the Maximum Rate (as defined below).

7.     If an Event of Default (as defined below) occurs (unless all Events of Default have been cured or waived by Lender), Lender may, by written notice to Lucas, declare the principal amount then outstanding of, and the accrued interest (if any) and all other amounts payable on, this Note to be immediately due and payable. The following are “Events of Default” under this Note:

(a)     Lucas shall fail to pay, when and as due, the principal or interest payable hereunder (if any) within fifteen (15) days from the due date of such payment; or

(b)     Lucas shall: (i) make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or a trustee for it or a substantial portion of its assets; (ii) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or statute of any jurisdiction, whether now or hereafter in effect; (iii) have filed against it any such petition or application in which an order for relief is entered or which remains undismissed for a period of ninety (90) days or more; (iv) indicate its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial portion of its assets; or (v) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of ninety (90) days or more; or

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(c)     Lucas shall take any action authorizing, or in furtherance of, any of the foregoing.

8.     If from any circumstance any holder of this Note shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the Maximum Rate shall be applied to the reduction of the principal amount owing on this Note, and not to the payment of interest; or if such excessive interest exceeds the unpaid balance of principal hereof, the amount of such excessive interest that exceeds the unpaid balance of principal hereof shall be refunded to Lucas. In determining whether or not the interest paid or payable exceeds the Maximum Rate, to the extent permitted by applicable law (i) any non-principal payment shall be characterized as an expense, fee or premium rather than as interest; and (ii) all interest at any time contracted for, charged, received or preserved in connection herewith shall be amortized, prorated, allocated and spread in equal parts during the period of the full stated term of this Note. The term “Maximum Rate” shall mean the maximum rate of interest allowed by applicable federal or state law.

9.     Lender represents and warrants to Lucas, and agrees, as follows (collectively the “Representations”):

(a)    The Shares are being acquired by Lender for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof;

(b)    Lender acknowledges that it is an “accredited investor” as such term is defined in Rule 501 of the Securities Act of 1933, as amended (the “Act” or the “Securities Act”), and has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit A;

(c)    Lender has sufficient knowledge and experience in financial and business matters and is capable of evaluating the risks and merits of Lender’s investment in Lucas; and Lender is able financially to bear the risk of losing Lender’s full investment in this Note and the Shares;

(d)    Lender has not been offered the Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Lender’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising. Lender has had an opportunity to ask questions of and receive satisfactory answers from Lucas, or persons acting on behalf of Lucas, concerning the terms and conditions of the Shares and Lucas, and all such questions have been answered to the full satisfaction of Lender. Lucas has not supplied Lender any information regarding the Shares or an investment in the Shares other than as contained in this Note, and Lender is relying on its own investigation and evaluation of Lucas and the Shares and not on any other information;

(e)    The Lender understands that the Shares are being offered to it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that Lucas is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the applicability of such exemptions and the suitability of Lender to acquire the Note and Shares. Lucas is under no obligation to to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares by Lender, and Lender is solely responsible for determining the status, in its own hands, of the Shares acquired in connection herewith and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares. All information which Lender has provided to Lucas concerning the undersigned’s financial position and knowledge of financial and business matters is correct and complete as of the date hereof; and

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(f)    Lender understands that the Shares have not been registered under the Securities Act or registered or qualified under any securities laws of any state or other jurisdiction, are “restricted securities,” and cannot be resold or otherwise transferred unless they are registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available. Each certificate issued to evidence any Shares shall bear a legend as follows:

“The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.”

10.   This Note may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Note or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Note signed by one party and faxed or scanned and emailed to another party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy or PDF of this Note shall be effective as an original for all purposes.

11.   It is the intention of the parties hereto that the terms and provisions of this Note are to be construed in accordance with and governed by the laws of the State of Texas, except as such laws may be preempted by any federal law controlling the rate of interest which may be charged on account of this Note. The parties hereby consent and agree that, in any actions predicated upon this Note, venue is properly laid in Texas and that the Circuit Court in and for Harris Country, Texas, shall have full subject matter and personal jurisdiction over the parties to determine all issues arising out of or in connection with the execution and enforcement of this Note.

12.  Every provision of this Note is intended to be severable. If, in any jurisdiction, any term or provision hereof is determined to be invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired, (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. In the event a court of competent jurisdiction determines that any provision of this Note is invalid or against public policy and cannot be so reduced or modified so as to be made enforceable, the remaining provisions of this Note shall not be affected thereby, and shall remain in full force and effect.

13.   No modification, amendment, addition to, or termination of this Note, nor waiver of any of its provisions, shall be valid or enforceable unless in writing and signed by all the parties hereto.

14.   The Note constitutes the entire agreement of the parties regarding the matters contemplated herein, or related thereto, and supersedes all prior and contemporaneous agreements, and understandings of the parties in connection therewith. In this Note, words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders.

15.   This Note and the repayment of this Note shall be unsecured by Lucas and Lender shall have no rights to any collateral or security interests in connection herewith or the payment of this Note.

[Remainder of page left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, Lucas has duly executed this Promissory Note as of the day and year first above written, with an Effective Date as provided above.

“Lucas”

Lucas Energy, Inc. (A Nevada Corporation)

/s/ Anthony C. Schnur
Anthony C. Schnur
President

“Lender”

/s/ Alan Dreeben
Alan Dreeben

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Exhibit A

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the box below indicating the basis on which he is representing his status as an “accredited investor”:

__________a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

__________a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

__________an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

__________a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000. For purposes of this item, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities;

__________a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

__________a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

__________an entity (not including a trust) in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

__________an individual who is a director or executive officer of Lucas Energy, Inc.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of March ___, 2016.

By:
Alan Dreeben

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